UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported) September 23, 2005

K&F INDUSTRIES HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32595	20-1844325
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Main Street, 4th Floor, White Plains, NY		10606
(Address of principal executive offices)		(Zip code)

(914) 448-2700

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.

The following information is furnished pursuant to Regulation FD.  On September 23, 2005, K&F Industries Holdings, Inc. (the “Company”) issued a press release announcing that, in light of the Company’s enhanced capitalization as a result of its recent initial public offering, the Company will seek an amendment to secure more favorable terms in its existing credit facility.  The Company will disclose the terms of any such amendment if and when they have been agreed to by the Company and the lenders under such credit facility.  A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by this reference.  The information in this Item 7.01 (and in such press release) shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01.    Financial Statements and Exhibits.

(c)           Exhibits:

Exhibit Number	Reference
99.1	Press Release dated September 23, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

K&F Industries Holdings, Inc.

Date: September 26, 2005	By:	/s/ Ronald H. Kisner
Ronald H. Kisner
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Reference
99.1	Press Release dated September 23, 2005